PIMCO Funds

Supplement dated December 28, 2022 to the Bond Funds Prospectus and Short Duration Strategy

Funds Prospectus, each dated August 1, 2022, as supplemented from time to time (each, a

“Prospectus”); and to the Statement of Additional Information dated August 1, 2022 as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Low Duration ESG Fund and PIMCO Total Return ESG Fund

(each, a “Fund” and together, the “Funds”)

Effective May 1, 2023, the following is deleted from the “Principal Investment Strategies” section of each Fund’s Fund Summary in the Prospectus:

In addition, the Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. This generally prohibits investments in healthcare service and/or pharmaceutical manufacturing issuers that derive gross revenue from products or services related to abortion, abortifacients, contraceptives or stem cell research.

Effective May 1, 2023, the following is deleted from the “Investment Objectives and Policies – Environment, Social Responsibility and Governance Policies” section of the SAI:

In addition, the PIMCO Low Duration ESG Fund and PIMCO Total Return ESG Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. This generally prohibits investments in healthcare service and/or pharmaceutical manufacturing issuers that derive gross revenue from products or services related to abortion, abortifacients, contraceptives or stem cell research.

Investors Should Retain This Supplement for Future Reference

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